Exhibit 99.1

AMERI100 Executes term sheet for NEW credit facility

Atlanta, GA, July 13, 2018 -- AMERI Holdings, Inc. (NASDAQ: AMRH) (“Ameri100” or the “Company”), a specialized SAP® cloud, digital and enterprise services company, announced today that it has signed a non-binding term sheet with a leading U.S.-based financial institution for an asset-based credit facility.

Ameri100 Chief Financial Officer Viraj Patel stated, “We are pleased to be forming a relationship with a new lending partner that has expertise in asset-based financing for growth companies. This term sheet represents another step in a series of steps being undertaken to strengthen our balance sheet and give us the financial flexibility to execute on our growth plans.”

Entry into a definitive credit agreement between the Company and the proposed lender remains subject to the lender’s completion of due diligence and its customary underwriting process for asset-based lending facilities, as well as the negotiation and agreement by the Company and the proposed lender on final terms and the execution of a definitive agreement. There can be no assurance that a definitive credit agreement will be entered into as currently proposed, or at all.

The Company has also received notice from Sterling National Bank, N.A. regarding the termination on August 31, 2018 of the Company’s current credit facility, which notice will be described in more detail in a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission today.

About Ameri100

Ameri100 is a specialized SAP® cloud, digital and enterprise services company which provides SAP® services to customers worldwide. Headquartered in Suwanee, Georgia, Ameri100 has offices in the U.S. and Canada. The Company also has global delivery centers in India. With its bespoke engagement model, the Company delivers transformational value to its clients across industry verticals. For further information, visit www.ameri100.com.

Forward-Looking Statements

This press release includes forward-looking statements that relate to the business and expected future events or future performance of Ameri100 and involve known and unknown risks, uncertainties and other factors that may cause its actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements. Forward-looking statements include, but are not limited to, statements about Ameri100’s financial and growth projections as well as statements concerning our plans, predictions, estimates, strategies, intentions, beliefs and other information concerning our business and the markets in which we operate. The future performance of Ameri100 may be adversely affected by the following risks and uncertainties: our inability to obtain financing to replace our existing credit facility with Sterling National Bank prior to its termination, the level of market demand for our services, the highly-competitive market for the types of services that we offer, market conditions that could cause our customers to reduce their spending for our services, our ability to create, acquire and build new businesses and to grow our existing businesses, our ability to attract and retain qualified personnel, currency fluctuations and market conditions around the world, and other risks not specifically mentioned herein but those that are common to industry. For a more detailed discussion of these factors and risks, investors should review Ameri100’s reports on Form 10-K and other reports filed with the Securities and Exchange Commission (the “SEC”), which can be accessed through the SEC’s website. Forward-looking statements in this press release are based on management’s beliefs and opinions at the time the statements are made. All forward-looking statements are qualified in their entirety by this cautionary statement, and Ameri100 undertakes no duty to update this information to reflect future events, information or circumstances.

Corporate Contact:

Viraj Patel, Chief Financial Officer

IR@ameri100.com

Investor Relations Contact:

Sanjay M. Hurry

LHA Investor Relations

(212) 838-3777

IR@ameri100.com